CLASS A CERTIFICATE

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to First National Bank of Commerce or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. R-1                                                           $200,000,000
                                                           CUSIP No. 320958AA9


                     FIRST NBC CREDIT CARD MASTER TRUST
                               CLASS A 6.15%
                  ASSET BACKED CERTIFICATE, SERIES 1997-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R), VISA(R)* and Private Label credit card receivables generated or acquired by First National Bank of Commerce and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                    (Not an interest in or obligation of
                      First National Bank of Commerce
                         or any Affiliate thereof.)


         This certifies that CEDE & CO. (the "Class A Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard, VISA and Private Label credit card accounts (the "Accounts") of First National Bank of Commerce, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables and Recoveries), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest (as defined below) and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 1, 1997 as supplemented by the Series 1997-1

-----------------
* MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of VISA U.S.A., Inc., respectively.

Supplement dated as of August 1, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between First National Bank of Commerce, as Transferor ("Transferor") and as Servicer ("Servicer"), and The First National Bank of Chicago, as Trustee ("Trustee"). The Series 1997-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

         Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1997-1 Holder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Holder agrees that it will cause any Series 1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

         To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

         This Class A Certificate represents an interest in only the First NBC Credit Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or (except for Receivables in Private Label Accounts) any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

        IN WITNESS WHEREOF, FIRST NATIONAL BANK OF COMMERCE has caused this Class A Certificate to be duly executed under its official seal.


                                    By:  /s/ Michael J. Fowler
                                         --------------------------------------
                                         Authorized Officer





Attested to:


By:  /s/ Elizabeth W. Storms
     ---------------------------------
     Assistant Secretary


Date: August 7, 1997

                       CERTIFICATE OF AUTHENTICATION
                       ------------------------------

This is one of the Class A Certificates, Series 1997-1, of the First NBC Credit Card Master Trust referred to in the within-mentioned Pooling and Servicing Agreement.



                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                  Trustee

                                  By:  /s/ T. Marshall
                                      -----------------------------------------
                                      Authorized Signatory


                            Exhibit A-2, Page 1

                        CLASS A CERTIFICATE

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to First National Bank of Commerce or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. R-2                                                           $59,500,000
                                                          CUSIP No. 320958AA9


                     FIRST NBC CREDIT CARD MASTER TRUST
                               CLASS A 6.15%
                  ASSET BACKED CERTIFICATE, SERIES 1997-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R), VISA(R)* and Private Label credit card receivables generated or acquired by First National Bank of Commerce and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                    (Not an interest in or obligation of
                      First National Bank of Commerce
                         or any Affiliate thereof.)


         This certifies that CEDE & CO. (the "Class A Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables")
now existing or hereafter created and arising in connection with selected MasterCard, VISA and Private Label credit card accounts (the "Accounts") of First National Bank of Commerce, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables and Recoveries), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest (as defined below) and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 1, 1997 as supplemented by the Series 1997-1
--------
* MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of VISA U.S.A., Inc., respectively.

Supplement dated as of August 1, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between First National Bank of Commerce, as Transferor ("Transferor") and as Servicer ("Servicer"), and The First National Bank of Chicago, as Trustee ("Trustee"). The Series 1997-1 Certificates are issued in two classes, the Class A Certificates (of which this certificate is one) and the Class B Certificates, which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

         Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1997-1 Holder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Holder agrees that it will cause any Series 1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

         To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class A Holder by virtue of the acceptance hereof assents and by which the Class A Holder is bound.

         This Class A Certificate represents an interest in only the First NBC Credit Card Master Trust. This Class A Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or (except for Receivables in Private Label Accounts) any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

         Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

               IN WITNESS WHEREOF, FIRST NATIONAL BANK OF COMMERCE has caused this Class A Certificate to be duly executed under its official seal.


                                    By:  /s/ Michael J. Fowler
                                         --------------------------------------
                                        Authorized Officer





Attested to:


By:  /s/ Elizabeth W. Storms
     -------------------------------------
     Assistant Secretary


Date: August 7, 1997

                       CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates, Series 1997-1, of the First NBC Credit Card Master Trust referred to in the within-mentioned Pooling and Servicing Agreement.



                              THE FIRST NATIONAL BANK OF CHICAGO,
                               Trustee

                               By:  /s/ T. Marshall
                                    ------------------------------------------
                                    Authorized Signatory


                            Exhibit A-2, Page 1

  CLASS B CERTIFICATE Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to First National Bank of Commerce or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No. R-1                                                             $21,000,000
                                                                      320958AB7


                     FIRST NBC CREDIT CARD MASTER TRUST
                               CLASS B 6.35%
                  ASSET BACKED CERTIFICATE, SERIES 1997-1


Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R), VISA(R)1 and Private Label credit card receivables generated or acquired by First National Bank of Commerce and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                    (Not an interest in or obligation of
                      First National Bank of Commerce
                         or any Affiliate thereof.)


     This certifies that CEDE & CO. (the "Class B Holder") is the registered owner of an Undivided Interest in a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") now existing or hereafter created and arising in connection with selected MasterCard, VISA and Private Label credit card accounts (the "Accounts") of First National Bank of Commerce, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables and Recoveries), the right to certain amounts received as Interchange with respect to the Accounts, the benefits of the Collateral Interest (as defined -------- 1 MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and of VISA U.S.A., Inc., respectively.

     below) and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement dated as of August 1, 1997 as supplemented by the Series 1997-1 Supplement dated as of August 1, 1997 (collectively, the "Pooling and Servicing Agreement"), by and between First National Bank of Commerce, as Transferor ("Transferor") and as Servicer ("Servicer"), and The First National Bank of Chicago, as Trustee ("Trustee"). The Series 1997-1 Certificates are issued in two classes, the Class A Certificates and the Class B Certificates (of which this certificate is one), which are subordinated to the Class A Certificates in certain rights of payment as described herein and in the Pooling and Servicing Agreement.

     Transferor has structured the Pooling and Servicing Agreement and the Series 1997-1 Certificates with the intention that the Series 1997-1 Certificates will qualify under applicable tax law as indebtedness, and each of Transferor, Servicer and each Series 1997-1 Holder (or Series 1997-1 Certificate Owner) by acceptance of its Series 1997-1 Certificate (or in the case of a Series 1997-1 Certificate Owner, by virtue of such Series 1997-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1997-1 Holder agrees that it will cause any Series 1997-1 Certificate Owner acquiring an interest in a Series 1997-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1997-1 Certificates as indebtedness for certain tax purposes.

     To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Class B Holder by virtue of the acceptance hereof assents and by which the Class B Holder is bound.

     This Class B Certificate represents an interest in only the First NBC Credit Card Master Trust. This Class B Certificate does not represent an obligation of, or an interest in, Transferor or Servicer, and neither the Series 1997-1 Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or (except for Receivables in Private Label Accounts) any other governmental agency. This Series 1997-1 Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by or on behalf of Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

               IN WITNESS WHEREOF, FIRST NATIONAL BANK OF COMMERCE has caused this Class B Certificate to be duly executed under its official seal.


                                              By:  /s/ Michael J. Fowler
                                                   ----------------------------
                                                 Authorized Officer





Attested to:


By:  /s/ Elizabeth W. Storms
     -------------------------------------
     Assistant Secretary


Date: August 7, 1997

                       CERTIFICATE OF AUTHENTICATION
                       -----------------------------

     This is one of the Class B Certificates, Series 1997-1, of the First NBC Credit Card Master Trust referred to in the within-mentioned Pooling and Servicing Agreement.



                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                      Trustee


                                       By:  /s/ T. Marshall
                                            -----------------------------------
                                           Authorized Signatory